INVESTOR PRESENTATION JUNE 2023 LAKE AUSTIN SPA RESORT

FORWARD LOOKING STATEMENTS & USE OF NON-GAAP FINANCIAL MEASURES FORWARD LOOKING STATEMENTS Certain statements made during this presentation are forward-looking statements that are subject to risks and uncertainties. Forward-looking statements generally include the words “believe,” “expect,” “anticipate,” “plan,” “estimate,” “project,” “will,” “intend” or other similar expressions. Forward-looking statements include, without limitation, statements regarding industry outlook, results of operations, cash flows, business strategies, growth and value opportunities, capital and other expenditures, financing plans, expense reduction initiatives and projected dispositions. Factors that could cause actual results to materially differ from those contained in the forward-looking statements include, without limitation, national and local economic and business conditions, including the impact of COVID-19 on occupancy rates at DiamondRock Hospitality Company’s (the "Company“) hotels and the demand for hotel products and services, and those risks and uncertainties discussed in the most recent Annual Report on Form 10-K, which the Company has filed with the Securities and Exchange Commission, and in our other public filings which you should carefully review. The forward-looking statements made are based on our beliefs, assumptions and expectations of future performance, taking into account all information currently available to the Company. Actual results could differ materially from the forward- looking statements made in this presentation. The forward-looking statements made in this presentation are subject to the safe harbor of the Private Securities Litigation Reform Act of 1995. Any forward-looking statement speaks only as of the date on which it is made. Although the Company believes the expectations reflect ed in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that the expectations will be attained or that any deviation will not be material. All information in this presentation is as of the date of this presentation, and the Company undertakes no obligation to update any forward-looking statement to conform the statement to actual results or changes in the Company’s expectations. This presentation contains statistics and other data that has been obtained or compiled from information made available by third- party service providers and believed to be reliable, but the accuracy and completeness of the information is not assured. The Company has not independently verified any such information. 2 USE OF NON-GAAP FINANCIAL MEASURES We use the following non-GAAP financial measures that we believe are useful to investors as key measures of our operating performance: EBITDA, EBITDAre, Adjusted EBITDA, Hotel EBITDA, Hotel Adjusted EBITDA, FFO and Adjusted FFO. These measures should not be considered in isolation or as a substitute for measures of performance in accordance with U.S. GAAP. EBITDA, EBITDAre, Adjusted EBITDA, Hotel EBITDA, Hotel Adjusted EBITDA, FFO and Adjusted FFO, as calculated by us, may not be comparable to other companies that do not define such terms exactly as the Company. A detailed explanation of these non-GAAP financial measures and the reconciliation of such measures to the most directly comparable financial measures prepared in accordance with U.S. GAAP can be found in the Company’s first quarter 2023 earnings press release dated May 4, 2023.

WHY DIAMONDROCK 1 2 3 4 5 6 7 3 RECORD PERFORMANCE FORTRESS BALANCE SHEET LIQUID PORTFOLIO URBAN FOOTPRINT ADVANTAGE LEISURE: STRONG SECULAR FUNDAMENTALS ROI PROJECTS ESG EXCELLENCE

RECORD PERFORMANCE 60% 70% 80% 90% 100% 110% 120% DRH HST APLE XHR PEB RLJ SHO PK 2022A 2023E 2024E Note: Consensus EBITDA estimates are per Factset database as of 4/26/23, average excludes DRH ROBUST Q1 COMPARABLE RESULTS INDEX YEAR 2019 PEER OUTPERFORMANCE DISCOUNTED VALUATION $185.26 +16.9% REVPAR vs 2022 +13.8% vs 2019 $277.92 ADR (2.0%) vs 2022 +23.1% vs 2019 66.7% OCCUPANCY (5.4) % PTS vs 2022 +10.8 % PTS vs 2019 $240.4MM TOTAL REVENUE +18.0% vs 2022 +14.2% vs 2019 URBAN REVPAR RESORT REVPAR +42.0% vs 2022 +3.9% vs 2019 (6.4%) vs 2022 +30.4% vs 2019 2022 Average 82% 2023 Average 86% 2024 Average 91% EB IT DA C O N SE N SU S ES TI M A TE S IN DE XE D TO 2 01 9 Source: FactSet Consensus, Company Documents HIGHER DEBT LOWER DEBT DRH PEB SHO XHR PK 3 4 5 6 7 8 9 8.0 9.0 10.0 11.0 12.0 13.0 14.0 N ET D EB T + PR EF ER RE D / EB IT DA EV / 2023 CONSENSUS EBITDA LEVERAGE VS. ENTERPRISE VALUE 4 PRELIMINARY COMPARABLE QTD RESULTS LOWER RISKMORE UPSIDE REVPAR +3.0% +8.9% vs 2022 vs 2019 Note; Quarter to date through May 2023

NO MATERIAL NEAR-TERM MATURITIES FORTRESS BALANCE SHEET: COMPETITIVE ADVANTAGE Note: Mortgages reflect balance at scheduled maturity, $585M Total Available Liquidity 35% Total Debt to Gross Book Value 3.3x Net Debt to TTM EBITDANote: As of March 31, 2023 LOW LEVERAGE VS PEERS Source: Baird Comp Sheet (2/3/23), Net Debt + Preferred / EBITDA 2022, DRH reflects TTM Q1’23 EBITDA PEER (NET DEBT + PREFERRED) / EBITDADEBT MATURITY SCHEDULE ($MM) SIGNIFICANT LIQUIDITY AND DRY POWDER AVAILABLE 5 12.9 9.6 8.5 7.6 7.6 6.3 6.3 5.7 4.8 4.4 4.2 3.7 3.3 2.6 AHT BHR PEB INN HT RLJ PK CLDT XHR RHP SHO DRH APLE HST $0 $73 $291 2023 2024 2025 High Leverage Low Leverage

MOST LIQUID PORTFOLIO AMONGST PEERS BENEFITS OF SHORT-TERM AGREEMENTS ■ Asset Liquidity Enhanced ■ Superior Cost Controls ■ 50 to 100 bps Better Exit Cap Rate ■ Enhanced Flexibility to Optimize Performance VALUATION PREMIUM: UNENCUMBERED VS. ENCUMBERED HOTELS 15% 20% TO 0% 20% 40% 60% 80% 100% DRH PEB RLJ SHO XHR HST PK Non-Brand Managed Brand Managed % OF BRAND MANAGED PROPERTIES Notes As of 12/31/2022 HST reflects % of rooms that are brand-managed since properties are not disclosed HOTEL CLIO, A LUXURY COLLECTION HOTEL THE WESTIN BOSTON SEAPORT DISTRICTTHE HYTHE, A LUXURY COLLECTION HOTEL 6

URBAN FOOTPRINT ADVANTAGE (1) As of March 1, 2023. Source: Convention & Visitor Bureaus 60% % OF URBAN BY FY’22 REVENUE <1% % OF EBITDA EXPOSURE IN SLOWER RECOVERY URBAN MARKETS (SAN FRANCISCO, LOS ANGELES, PORTLAND) 49% % OF ROOMS THAT ARE IN 400+ KEY HOTELS DRH URBAN STATS LEADING URBAN EXPOSURE MARKETS • Boston, Chicago, Denver, Fort Worth/Dallas, NYC, San Diego, Washington, D.C. RAPID RECOVERY OF BUSINESS TRANSIENT • Q1’23 Comparable Midweek BT Occupancy +50.8% IMPROVING GROUP TRENDS • Q1’23 Group Room Nights 88% of Prior Peak, +59% vs Q1’22 • FY 2023 Forecast 102% of Peak Group Revenue 46K ROOM NIGHT GAP Represents ~$15M-20M of incremental revenue (incl. out-of-room spend) in 2024 GR OU P RO OM NIG HT S ( K) +42% Q1 REVPAR GROWTH VS 2022 7 CORE URBAN MARKETS: CITYWIDE CONVENTION ROOM NIGHTS MARKET % of TTM EBITDA 2019 2022 2023E 2024E Boston 11% 349,030 330,927 425,735 389,357 Chicago 15% 1,141,525 1,152,616 1,036,610 1,186,968 Denver 4% 401,972 303,874 352,658 322,699 Fort Worth 4% 167,129 237,659 228,674 147,688 New York City 7% 2,049,934 470,000 447,000 380,000 San Diego 3% 710,013 659,976 810,981 907,937 Washington, DC 2% 387,442 400,059 340,471 440,121 Totals(1) 46% 5,207,045 3,555,111 3,642,129 3,774,770

LEISURE: LONG-TERM OUTPERFORMER 8 86 88 90 92 94 96 98 00 02 04 06 08 10 12 14 16 18 20 55 and over 35 to 54 Under 35 Year 2020: 46% 2000: 33% 2020: 34% 2000: 42% 2000: 25% 2020: 20% 86 88 90 92 94 96 98 00 02 04 06 08 10 12 14 16 18 20 Year 2020: 45% 2000: 36% 2020: 41% 2000: 49% 2000: 15% 2020: 14% The 55+ age group is the fastest growing population segment and the leading consumer of lodging experiences SHARE OF US HOUSEHOLDS SHARE OF US CONSUMER SPENDING ON LODGING Note: Based on consumer units Source: BLS; Tourism Economics 37% 21% 15% 14% 13% 11% 13% 13% 19% 43% < $40K $40K - $70K $70K - $100K $100K - $150K $150k+ Share of Households Share of Spending THE HYTHE, A LUXURY COLLECTION HOTEL Note: Based on three-year average through 2020 Source: BLS; Tourism Economics (Lodging)

LEISURE: PROVEN WINNER, LESS RISK Leisure-focused markets have consistently outperformed during economic crises Resorts benefit from higher RevPAR starting point relative to 2019 Source: CBRE Hotels 9

RECENT REPOSITIONINGS DELIVERING VALUE +46% RevPAR Increase vs 2019 COMPLETED 2021 COMPLETED 2021 COMPLETED 2021 COMPLETED 2022 Significant Increase in Net Asset Value +75% Hotel Adjusted EBITDA vs 2019 10

DRH TIMELINE

DiamondRock Hospitality

2020

- **Commenced 4 Repositionings:**
  - *Sheraton Key West (Margaritaville)*
  - *JW Marriott Cherry Creek (Hotel Clio)*
  - *Sonoma Renaissance (Autograph)*
  - *Vail Marriott (Luxury Collection)*
- **Unencumbered 6 Marriott Management Agreements**

2021

- **Acquired 3 Lifestyle Hotels ($230MM):**
  - *Henderson Beach Resort*
  - *Henderson Park Inn*
  - *Bourbon Orleans Hotel*
- **Sold 2 Non-Core Hotels ($220MM):**
  - *Frenchman's Reef*
  - *Lexington Hotel New York*
- **Repositionings Completed:**
  - *Margaritaville Beach House Key West*
  - *Hotel Clio, a Luxury Collection Hotel*
  - *The Lodge at Sonoma Resort*
  - *The Hythe, a Luxury Collection Hotel*

2022

- **Acquired 3 Resorts ($180MM):**
  - *Tranquility Bay Resort*
  - *Shorebreak Fort Lauderdale Beach*
  - *Lake Austin Spa Resort*
- **Completed Brand Conversion of Embassy Suites Bethesda**
- **Celebrity Chef Restaurant Added to The Lindy Charleston**
- **Added Second Rooftop Venue to The Gwen, Chicago**

2023 – 2025

- **Repositionings Underway/Planned:**
  - *Hilton Boston (Brand Change)*
  - *Hilton Burlington Lake Champlain (Brand Change)*
  - *The Orchards Inn Sedona (Upgrade)*
  - *Bourbon Orleans Hotel (Upgrade)*
  - *Kimpton Fort Lauderdale (Rooftop)*
  - *Kimpton Palomar Phoenix (Rooftop)*
  - *Havana Cabana (F&B)*
- **Additional Key Opportunities:**
  - *Henderson Park Inn*
  - *The Landing Resort & Spa*
  - *Lake Austin Spa Resort*
- **Build New Marina at Tranquility Bay**
- **Invest "Dry Powder" (Repurchases, Assets)**

2026 – 2028

- **Franchise Expirations:**
  - *The Westin Boston Seaport District*
  - *Courtyard Denver Downtown*
- **Potential Development Opportunities:**
  - *Henderson Park Inn*
  - *Courtyard Denver Downtown*

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ROI PROJECTS IN PROCESS PROPERTY EST. EBITDA YIELD SCOPE Hilton Boston Downtown Faneuil Hall Hilton Burlington Lake Champlain Bourbon Orleans Hotel 17% 31% Conversion from Hilton Brand to Independent Lifestyle Conversion to Curio Brand and New Celebrity Chef/Restaurant Repositioning and Rebranding to Higher Level Lifestyle Boutique 14% 12

COURTYARD DENVER DOWNTOWNLAKE AUSTIN SPA RESORT ORCHARDS INN 13 POTENTIAL LONGER TERM CAPITAL PROJECTS Repositioning to Integrate with L’Auberge de Sedona Exploring Adding More Waterfront Guest Rooms Courtyard Denver Downtown Franchise Expiration in 2027 Potential Upbranding and Expansion

THE LANDING WESTIN BOSTON SEAPORT HENDERSON PARK INN 14 POTENTIAL LONGER TERM CAPITAL PROJECTS The Westin Boston Seaport District Franchise Expiration in 2026 Value Creation Opportunity Currently 37 Rooms Entitled for 135 Ocean- Front Units Exploring Adding 20% More Guest Rooms

ROBUST ROI PIPELINE: ~$90MM OF ROI PROJECTS AT 20%+ EST. EBITDA YIELD

DiamondRock Hospitality

PROPERTY	PROJECT	ESTIMATED CAPITAL SPEND[1]	UNDERWRITTEN INCREMENTAL EBITDA[1]	ESTIMATED EBITDA YIELD	ESTIMATED COMPLETION
LODGE AT SONOMA	Autograph Collection Conversion	$9.8	$1.4	14%	Completed
THE HYTHE, LUXURY COLLECTION	Luxury Collection Conversion	$8.4	$3.4	40%	Completed
HOTEL CLIO, LUXURY COLLECTION	F&B and Public Space Renovation	$2.5	$0.5	20%	Completed
	Luxury Collection Conversion	$3.6	$1.2	33%	Completed
MARGARITAVILLE BEACH HOUSE	Rebranding	$3.5	$1.3	37%	Completed
EMBASSY SUITES BETHESDA	Brand Conversion	$3.3	$0.5	15%	Completed
CHARLESTON RENAISSANCE	F&B Repositioning	$2.1	$0.5	24%	Completed
THE GWEN	Rooftop Conversion	$1.5	$0.3	20%	Completed
	Recently Completed	**$34.7**	**$9.1**	**26%**	
BOSTON HILTON	Repositioning/Rebranding	$6.4	$1.1	17%	2023
BURLINGTON HILTON	Curio Brand Conversion	$2.6	$0.8	31%	2023
	F&B Repositioning	$1.3	$0.4	31%	2023
KIMPTON FORT LAUDERDALE	Rooftop Conversion	$2.2	$0.3	14%	2023
HAVANA CABANA	F&B Repositioning	$1.1	$0.4	35%	2023
KIMPTON PALOMAR PHOENIX	Rooftop Repositioning	$3.7	$0.6	16%	2023
BOURBON ORLEANS	Lobby/Pool/Retail/F&B Repositioning	$8.8	$1.2	14%	2024
THE LANDING	Additional Keys	$6.1	$1.2	20%	2024
TRANQUILITY BAY	New 30 Slip Marina	$2.5	$0.5	20%	2024
ORCHARDS INN	Resort Repositioning	$19.8	$2.6	13%	2024
	Total in Planning	**$54.5**	**$9.1**	**17%**	
	Recently Completed & Active ROI Pipeline	**$89.2**	**$18.2**	**20%**	

[1]*Estimated Capital Spend and Estimated Incremental EBITDA based upon management proformas*

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Henderson Beach Resort APPENDIX

DIAMONDROCK AT A GLANCE 9,607 ROOMS 35 PROPERTIES 24 GEOGRAPHIC MARKETS DIVERSIFIED GEOGRAPHY 17 DIVERSIFIED PROPERTIES FINANCIAL SUMMARY Net Debt to TTM EBITDA Total Debt $1.2B 3.8x Total Debt to Gross Book Value 35% TTM Revenue $1.1B TTM Corporate Adj. EBITDA $291MM Q1 2023PORTFOLIO Note: Proforma for 2022 acquisitions % Fixed Rate (incl. hedges & preferred capital) 67% MARKET % OF TTM Q1 2023 EBITDA Atlanta 1.5% Austin 2.1% Boston 10.5% Burlington 2.6% Charleston 3.3% Chicago 15.0% DC 1.6% Denver 3.5% Florida Keys 7.8% Fort Lauderdale 10.3% Fort Worth 4.4% Huntington Beach 2.5% Lake Tahoe 0.9% New Orleans 2.3% New York City 7.4% Phoenix 1.8% Salt Lake City 3.2% San Diego 3.4% San Francisco 0.4% Sausalito 3.6% Sedona 4.1% Sonoma 2.8% Vail 4.8% Total 100.0%

HIGH QUALITY PORTFOLIO IN KEY URBAN MARKETS

DIAMONDROCK HOSPITALITY

URBAN LIFESTYLE

BURLINGTON, VT



HILTON BURLINGTON LAKE CHAMPLAIN

CHARLESTON, SC



THE LINDY RENAISSANCE CHARLESTON HOTEL

CHICAGO, IL



THE GWEN, A LUXURY COLLECTION HOTEL

DENVER, CO


HOTEL CLIO

HOTEL CLIO, A LUXURY COLLECTION HOTEL

PHOENIX, AZ



KIMPTON PALOMAR PHOENIX

SAN FRANCISCO, CA



HOTEL EMBLEM

NEW ORLEANS, LA



BOURBON ORLEANS HOTEL

BOSTON, MA



HILTON BOSTON DOWNTOWN-FANEUIL HALL

URBAN GATEWAY

DENVER, CO



COURTYARD DENVER DOWNTOWN

ATLANTA, GA



ATLANTA MARRIOTT ALPHARETTA

BOSTON, MA



WESTIN BOSTON SEAPORT

CHICAGO, IL


Marriott

CHICAGO MARRIOTT MAGNIFICIENT MILE

NEW YORK, NY



HILTON GARDEN TIMES SQUARE CENTRAL

FORT WORTH, TX



THE WORTHINGTON

NEW YORK, NY



COURTYARD MANHATTAN/FIFTH AVENUE

NEW YORK, NY



COURTYARD MANHATTAN/MIDTOWN EAST

WASHINGTON, DC


1400 THE WESTIN

WESTIN WASHINGTON, D.C. CITY CENTER

SALT LAKE CITY, UT



SALT LAKE CITY MARRIOTT DOWNTOWN

SAN DIEGO, CA



WESTIN SAN DIEGO BAYVIEW

WASHINGTON, DC



EMBASSY SUITES BETHESDA

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STRONG RESORT MARKET PRESENCE

DIAMONDROCK HOSPITALITY

LUXURY RESORT

SAUSALITO, CA



CAVALLO POINT

SEDONA, AZ



L'AUBERGE DE SEDONA

VAIL, CO



THE HYTHE, A LUXURY COLLECTION HOTEL

DESTIN, FL



HENDERSON PARK INN

MARATHON, FL



TRANQUILITY BAY RESORT

DESTIN, FL



HENDERSON BEACH RESORT

AUSTIN, TX



LAKE AUSTIN SPA RESORT

LIFESTYLE RESORT

FORT LAUDERDALE, FL



WESTIN FORT LAUDERDALE BEACH RESORT

FORT LAUDERDALE, FL



KIMPTON SHOREBREAK FORT LAUDERDALE BEACH RESORT

KEY WEST, FL



HAVANA CABANA

KEY WEST, FL



MARGARITAVILLE BEACH HOUSE KEY WEST

LAKE TAHOE, CA



THE LANDING RESORT AND SPA

SEDONA, AZ



ORCHARDS INN

SONOMA, CA



THE LODGE AT SONOMA RESORT

HUNTINGTON BEACH, CA



KIMPTON SHOREBREAK RESORT

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